City Savings Financial Corporation

                              2000 Franklin Street
                          Michigan City, Indiana 46360
                                 (219) 879-53647
                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    ----------------------------------------

                         To Be Held On October 23, 2002


     Notice is hereby given that the Annual Meeting of Shareholders of City Savings Financial Corporation (the "Holding Company") will be held at the
Holding Company's principal office at 2000 Franklin Street, Michigan City, Indiana, on Wednesday, October 23, 2002, at 1:30 p.m., Eastern Standard Time.

     The Annual Meeting will be held for the following purposes:

     1. Election of Directors. Election of all five of the directors of the Holding Company to serve staggered terms, with terms expiring in 2003, 2004 and 2005.

     2. Approval of Stock Option Plan. Approval and ratification of the City Savings Financial Corporation Stock Option Plan (the "Option Plan").

     3. Approval of Recognition and Retention Plan and Trust. Approval and ratification of the Michigan City Savings and Loan Association Recognition and Retention Plan and Trust (the "RRP").

     4. Other Business. Such other matters as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on September 3, 2002, are entitled to vote at the meeting or any adjournment thereof.

     We urge you to read the enclosed Proxy Statement carefully so that you may be informed about the business to come before the meeting, or any adjournment thereof. At your earliest convenience, please sign and return the accompanying proxy in the postage-paid envelope furnished for that purpose.

     A copy of our Annual Report for the fiscal year ended June 30, 2002, is enclosed. The Annual Report is not a part of the proxy soliciting material enclosed with this letter.


                                       By Order of the Board of Directors

                                       /s/ Thomas F. Swirski
                                       --------------------------------------
                                       Thomas F. Swirski
                                       President and Chief Executive Officer

Michigan City, Indiana
September 11, 2002


IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                       City Savings Financial Corporation

                              2000 Franklin Street
                          Michigan City, Indiana 46360
                                 (219) 879-5364

                                ---------------
                                PROXY STATEMENT
                                ---------------

                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                October 23, 2002

     This Proxy Statement is being furnished to the holders of common stock, without par value (the "Common Stock"), of City Savings Financial Corporation (the "Holding Company"), an Indiana corporation, in connection with the solicitation of proxies by the Board of Directors of the Holding Company to be voted at the Annual Meeting of Shareholders to be held at 1:30 p.m., Eastern Standard Time, on October 23, 2002, at the Holding Company's principal office at 2000 Franklin Street, Michigan City, Indiana, and at any adjournment of such meeting. The principal asset of the Holding Company consists of 100% of the issued and outstanding shares of common stock, $.01 par value per share, of Michigan City Savings and Loan Association (the "Association"). This Proxy Statement is expected to be mailed to the shareholders of the Holding Company on or about September 11, 2002.

     The proxy solicited hereby, if properly signed and returned to the Holding Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for each of the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.

     Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Holding Company written notice thereof (Richard G. Cook, 2000 Franklin Street, Michigan City, Indiana 46360, (ii) submitting a duly executed proxy bearing a later date, or
(iii) by appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.


                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Only shareholders of record at the close of business on September 3, 2002 ("Voting Record Date"), will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 555,450 shares of the Common Stock issued and outstanding, and the Holding Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the Annual Meeting. The holders of over 50% of the outstanding shares of Common Stock as of the Voting Record Date must be present in person or by proxy at the Annual Meeting to constitute a quorum. In determining whether a quorum is present, shareholders who abstain, cast broker non-votes, or withhold authority to vote on one or more director nominees will be deemed present at the Annual Meeting.

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of September 3, 2002, by each person who is known by the Holding Company to own beneficially 5% or more of the Common Stock. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

                                                Number of Shares
Name and Address                                of Common Stock      Percent
of Beneficial Owner(1)                        Beneficially Owned     of Class
-------------------------------------------- --------------------   ----------
Home Federal Savings Bank, as Trustee
  501 Washington Street
  Columbus, Indiana 47201                         44,436 (2)           8.0%

George L. Koehm
  2000 Franklin Street
  Michigan City, Indiana 46360                    30,800               5.5%

Thomas F. Swirski
  2000 Franklin Street
  Michigan City, Indiana 46360                    30,265               5.4%
----------------
(1) The information in this chart is based on Schedule 13G and 13D Reports filed by the above-listed persons with the Securities and Exchange Commission (the "SEC") containing information concerning shares held by them. It does not reflect any changes in those shareholdings which may have occurred since the date of such filings.
(2) These shares are held by the Trustee of the City Savings Financial Corporation Employee Stock Ownership Plan and Trust (the "ESOP"). The Employees participating in that Plan are entitled to instruct the Trustee how to vote shares held in their accounts under the Plan. Unallocated shares held in a suspense account under the Plan are required under the Plan terms to be voted by the Trustee in the same proportion as allocated shares are voted. Prior to the initial allocation of shares, the ESOP shares will be voted by the ESOP committee.


                      PROPOSAL I -- ELECTION OF DIRECTORS

     The Board of Directors consists of five members. The By-Laws provide that the Board of Directors is to be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of directors is to be elected annually. Directors must have their primary domicile in LaPorte or Porter Counties, Indiana, must have had a loan or deposit relationship with the Association for a continuous period of nine months prior to their nomination to the Board (or in the case of directors in office on September 20, 2001, prior to that date), and non-employee directors must have served as a member of a civic or community organization based in LaPorte or Porter Counties, Indiana for at least a continuous period of 12 months during the five years prior to their nomination to the Board. Since this is the first Annual Meeting of Shareholders following the organization of the Holding Company, it is necessary to elect all of the directors for the terms set forth below. Terrance G. Morse resigned from the Board of Directors on March 1, 2002 and George L. Koehm was appointed to the Board to fill the vacancy created by such resignation.

     Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as directors if elected.

     The following table sets forth certain information regarding the nominees for the position of director of the Holding Company, including the number and percent of shares of Common Stock beneficially owned by such persons as of the Voting Record Date. Unless otherwise indicated, each nominee has sole investment and/or voting power with respect to the shares shown as beneficially owned by him. No nominee for director is related to any other nominee for director or executive officer of the Holding Company by blood, marriage, or adoption, and there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The table also sets forth the number of shares of Holding Company Common Stock beneficially owned by all directors and executive officers of the Holding Company as a group.


                                                             Director    Common Stock
                        Expiration of   Director of the       of the     Beneficially
                           Term as           Holding        Association  Owned as of     Percentage
Name                      Director       Company Since         Since       9/3/2002      of Class(1)
----------------------  -------------   ---------------     -----------  ------------  -----------------
Director Nominees
Richard G. Cook             2005             2001              1993             50             *
George L. Koehm             2004             2002              2002         30,800           5.5%
Mark T. Savinski            2004             2001              1992          5,032             *
Bruce W. Steinke            2003             2001              1969         12,500           2.2%
Thomas F. Swirski           2003             2001              2000         30,265           5.4%

All directors and
executive officers
as a group (5 persons)                                                      78,647          14.2%
-------------
*    Less than 1% of outstanding shares.
(1)  Based upon information furnished by the respective director nominees. Under applicable  regulations,  shares are deemed to be  beneficially  owned by a person if he or she directly or indirectly  has or shares the power to vote or dispose of the shares,  whether or not he or she has any economic  power with respect to the shares.  Includes shares  beneficially owned by members of the immediate families of the directors residing in their homes.


     Presented below is certain information concerning the director nominees of the Holding Company:

     Richard G. Cook (age 65) retired in 1999 as Business Manager of the Michigan City Area Schools, a position that he held for 25 years. He currently serves as an outside consultant for Educational Services based in Indianapolis. He has served as Secretary of the Association since 2000 and of the Holding Company since September 2001.

     George L. Koehm (age 40) has served as Treasurer and Controller of Michigan City Savings and Loan Association since April 1999, Treasurer of City Savings Financial Services, Inc., since April 2000, and Treasurer of the Holding Company since September 2001. From 1997 until 1999, he served as Executive Vice President and Chief Operating Officer of Argo Federal Savings Bank. From 1989 until 1997, Mr. Koehm served as Vice President and Treasurer of Community Bank, F.S.B., and as Chief Financial Officer of Community Bank's holding company, CB Bancorp, Inc.

     Mark T. Savinski (age 48) has served since 1998 as District Director for U.S. Congressman, Peter J. Visclosky, First District of Indiana. From 1989 until 1998, Mr. Savinski served as Human Resource Manager for Modine Manufacturing Company in LaPorte, Indiana.

     Bruce W. Steinke (age 70) retired as President and Chief Executive Officer of Michigan City Savings and Loan Association in 2000. Mr. Steinke was employed by the Association for over 30 years and has served on the board of directors since 1969. He has served as the Chairman of the Board of the Association since January 2000 and of the Holding Company since September 2001.

     Thomas F. Swirski (age 47) has been President, Chief Executive Officer and Compliance Officer of Michigan City Savings and Loan Association since February 2000 and of City Savings Financial Services, Inc. since November 1999, and President and Chief Executive Officer of the Holding Company since September 2001. From 1981 until his appointment as President, Mr. Swirski served as Secretary, Mortgage Loan Manager and Compliance Officer of the Association. Mr. Swirski has a Masters degree in Finance from Indiana University and is a graduate of the University of Wisconsin Graduate School of Banking.

     THE DIRECTORS SHALL BE ELECTED UPON RECEIPT OF A PLURALITY OF VOTES CAST AT THE ANNUAL SHAREHOLDERS MEETING. PLURALITY MEANS THAT INDIVIDUALS WHO RECEIVE THE LARGEST NUMBER OF VOTES CAST ARE ELECTED UP TO THE MAXIMUM NUMBER OF DIRECTORS TO BE CHOSEN AT THE MEETING. ABSTENTIONS, BROKER NON-VOTES, AND INSTRUCTIONS ON THE ACCOMPANYING PROXY TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES WILL RESULT IN THE RESPECTIVE NOMINEE RECEIVING FEWER VOTES. HOWEVER, THE NUMBER OF VOTES OTHERWISE RECEIVED BY THE NOMINEE WILL NOT BE REDUCED BY SUCH ACTION.


The Board of Directors and its Committees

     During the fiscal year ended June 30, 2002, the Board of Directors of the Holding Company met or acted by written consent five times. No director attended fewer than 75% of the aggregate total number of meetings during the last fiscal year of the Board of Directors of the Holding Company held while he served as director and of meetings of committees which he served during that fiscal year. The Board of Directors of the Holding Company has an Audit Committee and a Stock Compensation Committee, among its other Board Committees. All committee members are appointed by the Board of Directors.

     The Audit Committee, the members of which are Richard G. Cook, Mark T. Savinski and Bruce W. Steinke, recommends the appointment of the Holding Company's independent accountants, and meets with them to outline the scope and review the results of such audit. The Audit Committee met four times during the fiscal year ended June 30, 2002.

     The Stock Compensation Committee administers the Option Plan and the RRP which are being submitted to a vote of the shareholders at the Annual Meeting. The members of that Committee are Messrs. Richard G. Cook and Mark T. Savinski. It did not meet during fiscal 2002 because the plans were not adopted until July 10, 2002.

     A committee consisting of the Holding Company's three non-employee directors nominated the slate of directors set forth in the Proxy Statement. Although this committee will consider nominees recommended by shareholders, it has not actively solicited recommendations for nominees from shareholders nor has it established procedures for this purpose. Directors must satisfy certain qualification requirements set forth in the Holding Company's By-Laws. Article III, Section 12 of the Holding Company's By-Laws provides that shareholders entitled to vote for the election of directors may name nominees for election to the Board of Directors but there are certain requirements that must be satisfied in order to do so. Among other things, written notice of a proposed nomination must be received by the Secretary of the Holding Company not less than 120 days prior to the Annual Meeting; provided, however, that in the event that less than 130 days' notice or public disclosure of the date of the meeting is given or made to shareholders (which notice or public disclosure includes the date of the Annual Meeting specified in the Holding Company's By-Laws if the Annual Meeting is held on such date), notice must be received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.


Management Remuneration and Related Transactions

     Remuneration of Named Executive Officer

     During the fiscal year ended June 30, 2002, no cash compensation was paid directly by the Holding Company to any of its executive officers. Each of such officers was compensated by the Association.

     The following table sets forth information as to annual, long-term and other compensation for services in all capacities to our President and Chief Executive Officer for the two fiscal years ended June 30, 2002. We had no executive officers who earned over $100,000 in salary and bonuses during that fiscal year.


                                               Summary Compensation Table


                                                                                  Long Term Compensation
                                                                    -----------------------------------------------
                                      Annual Compensation                    Awards                  Payouts
                            --------------------------------------  ------------------------    -------------------
                                                         Other                    Securities              All Other
                                                        Annual      Restricted    Underlying     LTIP      Compen-
Name and                                                Compen-       Stock        Options/     Payouts    sation
Principal Position    Year  Salary ($)(3)  Bonus ($)  sation($)(1)  Award(s)($)    SARs (#)       ($)      ($) (2)
-------------------   ----  -------------  ---------  ------------  -----------   ----------    -------   ---------
Thomas F. Swirski     2002     $74,525        ---         ---           ---           ---         ---      $2,134
                      2001     $67,750        ---         ---           ---           ---         ---      $1,965
-------------
(1)  Mr. Swirski  received  certain  perquisites,  but the  incremental  cost of providing such  perquisites  did not exceed the lesser of $50,000 or 10% of his salary and bonus.
(2)  Other Compensation includes the Association's  matching contributions under its 401(k) Plan.
(3)  Includes  amounts  deferred  pursuant  to  Section  401(k) of the  Internal
     Revenue Code under the Association's 401(k) Plan.


     Stock Options

     No stock options were granted during fiscal 2002 to, or held as of June 30, 2002, by, the Named Executive Officers. For information concerning grants of stock options made in fiscal 2003, including a grant of a stock option for 5,554 shares of the Common Stock to Thomas F. Swirski, see "Proposal II--Stock Option Plan."


     Employment Contract

     The Association has entered into a three-year employment contract with Mr. Swirski and a one-year employment contract with Mr. Koehm. Both contracts became effective as of December 27, 2001. The contract with Mr. Swirski extends annually for three additional terms of one-year each if the Association's board of directors determines to so extend it, unless notice not to extend is properly given by either party to the contract. The contract with Mr. Koehm provides for a one-year term that is not renewable. Mr. Swirski and Mr. Koehm receive an initial salary under the contracts equal to each officer's current salary, subject to increases approved by the board of directors. Each contract also provides, among other things, for participation in other fringe benefits and benefit plans available to the Association's employees. Each may terminate his employment upon 60 days' written notice to the Association. The Association may discharge either for cause (as defined in the contract) at any time or in certain specified events. If the Association terminates Mr. Swirski's employment for other than cause or if he terminates his own employment for cause (as defined in the contract), he will receive his base compensation under the contract for an additional three years if the termination follows a change of control in City Savings Financial Corporation. If the Association terminates Mr. Koehm's employment for other than cause or if he terminates his own employment for cause (as defined in the contract), he will receive his base compensation under the contract for an additional one year if the termination follows a change in control. The termination of employment of Mr. Swirski or Mr. Koehm following a change in control must occur within 24 months after the change in control for these benefits to be payable. If the termination does not follow a change in control, Mr. Swirski will receive his contractual base compensation for the balance of his contract or for one year, whichever is less, and Mr. Koehm will receive his contractual base compensation for the balance of his contract or for six months, whichever is less. In addition, during such periods, Mr. Swirski and Mr. Koehm will continue to participate in the Association's group insurance plans and retirement plans, or receive comparable benefits. Moreover, within a period of three months after such termination following a change of control, Mr. Swirski and Mr. Koehm will have the right to cause the Association to purchase any stock options he holds for a price equal to the fair market value (as defined in the contract) of the shares subject to such options minus their option price. If the payments provided for in the contract, together with any other payments made to Mr. Swirski or Mr. Koehm by the Association, are deemed to be payments in violation of the "golden parachute" rules of the Code, such payments will be reduced to the largest amount which would not cause the Association to lose a tax deduction for such payments under those rules. As of the date hereof, the cash compensation which would be paid under the contract to Mr. Swirski or Mr. Koehm if the contract were terminated either after a change of control of the Holding Company or the Association, without cause by the Association, or for cause by Mr. Swirski or Mr. Koehm, would be approximately $223,575 in the case of Mr. Swirski and $67,980 in the case of Mr. Koehm. For purposes of these employment contracts, a change of control of the Holding Company is generally an acquisition of control, as defined in C.F.R. 574.4(a) (other than a change resulting from a trustee or other fiduciary holding shares of common stock under an employee benefit plan of the Holding Company or it subsidiaries).

     The employment contracts protect the Association's confidential business information and protects the Association from competition by Mr. Swirski and Mr. Koehm should either voluntarily terminate his employment without cause or be terminated by us for cause.


     Compensation of Directors

     The Association pays its non-employee directors $250 for each regular meeting attended and $50 for each committee meeting attended. Total fees paid to our directors for the year ended June 30, 2002, were approximately $39,000.

     Directors of the Holding Company and of City Savings Financial Services, Inc. are not currently paid directors' fees. The Holding Company may, if it believes it is necessary to attract qualified directors or is otherwise beneficial to the Holding Company, adopt a policy of paying directors' fees.

     The Association has also adopted a Deferred Director Supplemental Retirement Plan which provides for the continuation of directors fees to a director for 120 consecutive months immediately following the month in which the director's status as a director is terminated, subject to the vesting schedule described below. A director's interest in the Supplemental Plan vests at the rate of 20% per year beginning with the date on which the director completes five years of service on the board, provided that full vesting occurs upon a change in control of the Association or the Holding Company. The interests of directors who, as of June 27, 2001, had served at least one year on the board vested immediately upon the adoption of the Supplemental Plan. All directors except George L. Koehm are participants in the Plan and each of such directors is fully vested in the Plan. The benefits payable to a director under the Supplemental Plan are calculated by multiplying the director's vested percentage times the rate of directors' fees paid to the director immediately prior to the date his status as a director terminated. Such benefits continue for 120 consecutive months. In the event that a director's death occurs prior to the commencement of payments under the Supplemental Plan, or after the commencement of payments but prior to the completion of 120 consecutive months, no further installments shall be payable following the date of such director's death. For the year ended June 30, 2002, the Association expensed $85,000 to fund the Supplemental Plan. Upon the resignation of Terrance G. Morse from the Board of Directors of the Holding Company and the Association, he received $1,400 for four months under the Plan. In addition, Mr. Morse was paid $5,000 by the Association in recognition of his service to the organization.


     Audit Committee Report, Charter, and Independence

     Audit Committee Report. The Audit Committee reports as follows with respect to the audit of the Holding Company's financial statements for the fiscal year ended June 30, 2002, included in the Holding Company's Shareholder Annual Report accompanying this Proxy Statement ("2002 Audited Financial Statements"):

          The Committee has reviewed and discussed the Holding Company's 2002 Audited Financial Statements with the Company's management.

          The Committee has discussed with its independent auditors (BKD, LLP) the matters required to be discussed by Statement on Auditing Standards 61, which include, among other items, matters related to the conduct of the audit of the Holding Company's financial statements. BKD, LLP did not use any employees other than its full-time permanent employees on its audit of the Holding Company's 2002 Audited Financial Statements.

          The Committee has received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (which relates to the auditor's independence from the Holding Company and its related entities) and has discussed with the auditors the auditors' independence from the Holding Company. The Committee considered whether the provision of services by its independent auditors, other than audit services and reviews of Forms 10-Q, is compatible with maintaining the auditors' independence.

          Based on review and discussions of the Holding Company's 2002 Audited Financial Statements with management and discussions with the independent auditors, the Audit Committee recommended to the Board of Directors that the Holding Company's 2002 Audited Financial Statements be included in the Holding Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2002.

          This Report is respectfully submitted by the Audit Committee of the Holding Company's Board of Directors.

                             Audit Committee Members
                             -----------------------
                                 Richard G. Cook
                                Mark T. Savinski
                                Bruce W. Steinke

     Audit Committee Charter. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as Exhibit A. The Board of Directors reviews and approves changes to the Audit Committee Charter annually.


     Accountants' Fees

     Audit Fees. The aggregate fees billed by BKD, LLP for audit services relating to the audit of the 2002 Audited Financial Statements and for reviews of the Holding Company's financial statements included in its Forms 10-Q for the fiscal year ended June 30, 2002 were $34,160.

     Financial Information System Design and Implementation Fees. BKD, LLP did not bill the Holding Company for any information technology services rendered during fiscal 2002.

     All Other Fees. BKD, LLP billed the Holding Company $92,620 for services other than those described above rendered during fiscal 2002.

     Independence of Audit Committee Members. The Holding Company's Audit Committee is comprised of Messrs. Cook, Savinski and Steinke. A majority of the members of the Audit Committee meet the requirements for independence set forth in the Listing Standards of the National Association of Securities Dealers.


Transactions With Certain Related Persons

     We have followed a policy of offering to our directors, officers, and employees real estate mortgage loans secured by their principal residence as well as other loans. Current law and the Association's conflict of interest policy authorize us to make loans or extensions of credit to our executive officers, directors, and principal shareholders on the same terms that are available with respect to loans made to persons who are not covered by the conflict of interest policy. All loans to directors and executive officers must be approved in advance by a majority of the disinterested members of the board of directors. Our policy regarding loans to directors and employees meets the requirements of current law. Loans to directors, executive officers and their associates totaled approximately $209,000, or 2.1% of equity capital at June 30, 2002.


                        PROPOSAL II -- STOCK OPTION PLAN

     The Board of Directors of the Holding Company adopted the City Savings Financial Corporation Stock Option Plan (the "Option Plan") on July 10, 2002. The essential features of the Option Plan are summarized below, but the Option Plan is set forth in full in Exhibit B to this Proxy Statement, and all statements made in this summary are qualified by reference to the full text of the Option Plan.


Purpose

     The purpose of the Option Plan is to provide to certain directors, officers and other key employees of the Holding Company and its subsidiaries (the "Subsidiaries") (currently approximately six persons) a favorable opportunity to acquire Common Stock of the Holding Company and thereby increase the incentive of such persons to work for the success of the Holding Company and its subsidiaries and better enabling such entities to attract or retain capable directors and executive personnel.

     The Option Plan provides for the grant of both incentive stock options (options that afford favorable tax treatment to recipients upon compliance with certain restrictions and that do not normally result in tax deductions to the Holding Company) and options that do not so qualify (non-qualified stock options).


Administration

     The Option Plan is administered, construed and interpreted by a committee consisting of at least two members of the Holding Company's Board of Directors. Currently, the Holding Company's Stock Compensation Committee (the "Stock Compensation Committee") administers the Option Plan. The Stock Compensation Committee selects the individuals to whom options will be granted and determines the time of grant, the number of shares of stock to be covered by each option, the option price, the period within which the option may be exercised, whether the option is an incentive stock option or non-qualified stock option, and any other terms and conditions of the options granted. Members of the Stock Compensation Committee must be nonemployee directors of the Holding Company. The current members of that Committee are set forth on page 4 of this Proxy Statement.


Reservation of Shares

     The Holding Company has reserved 55,545 shares of its Common Stock for issuance upon exercise of options to be granted under the Option Plan, and stock options for 23,604 of such shares have already been granted, subject to and effective as of the date the Holding Company's shareholders approve the Option Plan. Shares issued under the Option Plan may be authorized but unissued shares or treasury shares of the Holding Company. In the event of corporate changes affecting the Holding Company's Common Stock, such as reorganizations, recapitalizations, stock splits, stock dividends, mergers, consolidations, extraordinary distributions or liquidations, the Stock Compensation Committee may make appropriate adjustments in the number and kind of shares reserved under the Option Plan and in the option price under, and the number and kind of shares covered by, outstanding options granted under the Option Plan. Any shares subject to an option which expires or is terminated before exercise will again be available for issuance under the Option Plan.

     Options may be granted to officers (including officers who are members of the Board of Directors), directors, directors emeritus and other key employees of the Holding Company and its subsidiaries who are materially responsible for the management or operation of the business of the Holding Company or its subsidiaries and have provided valuable services to the Holding Company or its subsidiaries. Such individuals may be granted more than one option under the Option Plan. No employee of the Holding Company may receive options for more than 7,000 shares Common Stock in any one calendar year.

     Since its adoption by the Board of Directors, incentive stock options for 15,273 shares have been granted under the Option Plan. All such options were granted effective as of the date the Holding Company's shareholders approve the Option Plan, have an option price per share equal to the average between the high and low sales prices for a share of the Holding Company's Common Stock ("Market Value") on that date (or the closest trading date if there is no trading on that date), and have ten-year terms. These options become exercisable at the rate of 20% per year beginning on the anniversary of the date of grant, subject to earlier vesting in the event of the death or disability of the option holder or a change in control of the Holding Company, and subject to any requirement to extend the vesting period to preserve incentive stock option treatment.

     In addition, non-qualified stock options were granted to the three directors of the Holding Company who are not employees of the Holding Company or its subsidiaries ("Outside Directors"). These options for such Outside Directors were granted effective as of the date the Holding Company's shareholders approve the Option Plan and are each non-qualified stock options to purchase 2,777 shares of the Holding Company Common Stock at the Market Value of such shares on such date. The terms of these options end ten years and one day following the date of grant, and became exercisable at the rate of 20% per year beginning on the anniversary of the date of the grant, subject to earlier vesting in the event of the death or disability of the option holder or a change of control of the Holding Company. At September 5, 2002, the market price for a share of the Holding Company's Common Stock was $13.65 per share.

     Such grants of incentive and non-qualified stock options are as follows:


                                                                    Shares Subject      Dollar
    Name and Position                                                 To Options     Value ($)(1)
    -----------------------------------------------------------     --------------   ------------
    Thomas F. Swirski, President and CEO                                  5,554
    All executive officers as a group (2 persons)                        11,108
    All outside directors as a group (3 persons)                          8,331
    All director nominees (5 persons)                                    19,439
    All non-executive officer employees as a group (1 person)             4,165
    All employees as a group (3 persons)                                 15,273
    Total shares subject to options                                      23,604
-------------
(1)  Cannot be determined as option price is established based on trading prices of shares of the Holding Company on October 23, 2002.


Terms of the Options

     Stock Option Price. The price to be paid for shares of Common Stock upon the exercise of each incentive stock option shall not be less than the fair market value of such shares on the date on which the option is granted.
Incentive stock options granted to holders of more than 10% of the combined voting power of all classes of stock of the Holding Company may be granted at an option price no less than 110% of the fair market value of the stock on the date of grant.

     Option Term. No option may have a term longer than ten years and one day from the date of grant. However, under the Code, incentive stock options may not have terms in excess of ten years. Incentive stock options granted to holders of more than 10% of the combined voting power of all classes of stock of the Holding Company may not have terms in excess of five years.

     Exercise of Option. The option price of each share of stock is to be paid in full in cash at the time of exercise. Under certain circumstances, the Option Plan permits optionees to deliver a notice to their broker to deliver to the Holding Company the total option price in cash and the amount of any taxes to be withheld from the optionee's compensation as a result of any withholding tax obligation of the Holding Company. Beginning on December 28, 2004, payment of the option price may also be effected by tendering whole shares of the Holding Company's Common Stock owned by the Optionee and cash having a fair market value equal to the cash exercise price of the shares with respect to which the option is being exercised. Options may be exercisable in full at any time during their term or in such installments, on a cumulative basis, as the Stock Compensation Committee may determine, except that no option may be exercised at any time as to fewer than 100 shares unless the exercise is with respect to an entire residue of fewer than 100 shares, no option may be exercised during the first six months of its term, and options are exercisable no earlier than 20% per year beginning on the anniversary of the date of grant of such options, except in the event of death or disability.

     Exercise of Options by Other Than Outside Directors. Except as provided below, upon termination of an optionholder's employment by the Holding Company and its subsidiaries, all rights under any options granted to him but not yet exercised terminate. In the event that an optionee retires pursuant to any then existing pension plan of the Holding Company or its subsidiaries, his option may be exercised by him in whole or in part within three years after his retirement until the expiration of the option term fixed by the Committee, to the extent the option was otherwise exercisable by him at his date of retirement; provided, however, that if he remains a director or director emeritus of the Holding Company or any of its subsidiaries the option granted to him continues to vest while he serves as a director or director emeritus and he may exercise such option until the later of (a) three years after his retirement or (b) six months after he ceases to be a director or director emeritus of the Holding Company or any of its subsidiaries. If an optionee's employment by the Holding Company and its subsidiaries terminates by reason of permanent and total disability, his option may be exercised by him in whole or in part within one year after such termination of employment, whether or not the option was otherwise exercisable by him at the time of such termination of employment. If the optionee dies while employed by the Holding Company or its subsidiaries, within three years after his retirement (or, if later, six months following his termination of service as a director or director emeritus of the Holding Company or its subsidiaries), or within one year after his termination of employment because of permanent and total disability, his option may be exercised by his estate or by the person or persons entitled thereto by will or by the applicable laws of descent or distribution at any time within one year after the date of such death, whether or not the option was otherwise exercisable by the optionee at the date of his death. In the event of a change in control of the Holding Company or the Association (defined as provided on page 6 hereof), all outstanding stock options become fully vested under the Option Plan. Notwithstanding the foregoing, in no event may any option be exercised after the expiration of the option term set by the Stock Compensation Committee.

     Exercise of Options by Outside Directors. Options granted to Outside Directors terminate six months after the date such Outside Director ceases to be a director and director emeritus of the Holding Company and the subsidiaries for any reason. If an optionee who is an Outside Director ceases to be a director and a director emeritus of the Holding Company or a subsidiary by reason of disability, any option granted to him may be exercised in whole or in part within one year of such termination of service, whether or not the option was otherwise exercisable by him at the time of such termination of service. In the event of the death of an Outside Director while serving as a director or director emeritus of the Holding Company or a subsidiary, within six months after he ceases to be a director or a director emeritus of the Holding Company or the subsidiaries, or within one year after he ceases to be a director and a director emeritus of the Holding Company or a subsidiary by reason of disability, any option granted to him may be exercised by his estate or by the person or persons entitled thereto by will or by the applicable laws of descent or distribution at any time within one year after the date of such death, whether or not the option was exercisable by the optionee at the date of his death. Notwithstanding the foregoing, in no event may any option be exercised after the expiration of the option term set by the Stock Compensation Committee.

     Nontransferability of Option. Options may not be transferred except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. During the lifetime of an optionee, they may be exercised only by him or his guardian or legal representative.

     Maximum Incentive Stock Options. The aggregate fair market value of stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year under the Option Plan may not exceed $100,000. For purposes of these computations, the fair market value of the shares is to be determined as of the date the option is granted and computed in the manner determined by the Stock Compensation Committee consistent with the requirements of the Code. This limitation does not apply to non-qualified stock options granted under the Option Plan.


Other Provisions

     The Stock Compensation Committee may provide for such other terms, provisions and conditions of an option as are not inconsistent with the Option Plan. The Stock Compensation Committee may also prescribe, and amend, waive and rescind rules and regulations relating to the Option Plan, may accelerate the vesting of stock options granted under the Option Plan, may make amendments or modifications in the terms and conditions (including exercisability) of the options relating to the effect of termination of employment of the optionees, and may waive any restrictions or conditions applicable to any option or the exercise thereof.


Amendment and Termination

     The Board of Directors of the Holding Company may amend the Option Plan from time to time, and, with the consent of the optionee, the terms and provisions of his option, provided, however, that (1) no amendment may, without the consent of an optionee, make any changes in any outstanding option which would adversely affect the rights of the optionee and (2) without approval of the holders of at least a majority of the shares of the Holding Company voting in person or by proxy at a duly constituted meeting, or adjournment thereof, the following changes in the Option Plan may not be made: an increase in the number of shares reserved for issuance under the Option Plan (except as permitted by the antidilutive provisions in the Option Plan); an extension of the option terms to more than 10 years and one day from the date of grant of the option; or a material modification of the class of employees eligible to receive options under the Option Plan. The Board of Directors of the Holding Company may terminate the Option Plan at any time. In any event, no incentive stock options may be granted under the Stock Option Plan after July 9, 2012.


Federal Income Tax Consequences

     The grant of incentive and non-qualified stock options will have no federal tax consequences to the Holding Company or the optionee. Moreover, if an incentive stock option is exercised (a) while the employee is employed by the Holding Company or its subsidiaries, (b) within three months after the optionee ceases to be an employee of the Holding Company or its subsidiaries, (c) after the optionee's death, or (d) within one year after the optionee ceases to be an employee of the Holding Company or its subsidiaries if the optionee's employment is terminated because of permanent and total disability (within the meaning of Section 22(e)(3) of the Code), the exercise of the incentive stock option will ordinarily have no federal income tax consequences to the Holding Company or the optionee. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option price of the option will, along with other specified items, be considered taxable income in the taxable year of the optionee in which the option was exercised for purposes of determining the applicability of the alternative minimum tax. As a result, the exercise of an incentive stock option may subject an optionee to an alternative minimum tax depending on that optionee's particular circumstances.

     On the other hand, the recipient of a non-qualified stock option generally will realize taxable ordinary income at the time of exercise of his option in an amount equal to the excess of the fair market value of the shares acquired at the time of such exercise over the option price. A like amount is generally deductible by the Holding Company for federal income tax purposes as of that date, as long as the Holding Company withholds federal income tax with respect to that taxable amount, assuming the optionholder's income is subject to income tax withholding by the Holding Company. The Option Plan permits, under certain circumstances, holders of non-qualified stock options to satisfy their withholding obligation by having shares equal in value to the applicable withholding taxes withheld from the shares which they would otherwise receive upon the exercise of a non-qualified stock option.

     Upon the sale of the shares acquired upon the exercise of an incentive stock option no sooner than two years after the grant of the option and no sooner than one year after receipt of the shares by the optionee, any capital gain recognized would be taxed to the optionee at long-term rates. Upon the sale of shares acquired upon the exercise of an incentive stock option prior to two years after the grant of an option or prior to one year after receipt of the shares by the optionee, the optionee will generally recognize, in the year of disposition, ordinary income equal to the lesser of (a) the spread between the fair market value of the shares on the date of exercise and the exercise price; and (b) the gain realized upon the disposition of those shares. The Holding Company will be entitled to a deduction equal to the amount of income recognized as ordinary income by the optionee, so long as the Holding Company withholds federal income tax with respect to that taxable amount (assuming the optionholder's income is subject to income tax withholding by the Holding Company). If the spread is the basis for determining the amount of ordinary income realized by the optionee, there will be additional long-term or short-term capital gain realized if the proceeds of such sale exceed such spread.

     Upon the subsequent sale of shares acquired upon exercise of a non-qualified stock option, the optionholder will recognize long-term capital gain or loss if the shares are deemed to have been held for more than 12 months, and short-term capital gain or loss in all other cases. Currently, long-term capital gains for noncorporate taxpayers are generally taxed at a maximum rate of 20%. Short-term capital gains are taxed at the same rates as ordinary income.


Financial Accounting Consequences

     At this time, neither the grant of incentive or non-qualified stock options nor the issuance of shares upon exercise of such options will result in a compensation expense charge to the Holding Company's earnings for financial accounting purposes, although there may be accounting changes in the future that will mandate such charges. Option proceeds from the exercise of these options and tax savings from non-qualified stock options are credited to capital. The Financial Accounting Standards Board (the "FASB") has adopted rules that require increased disclosure about the value of stock options in financial statements for the Holding Company, including their impact on earnings.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE AND RATIFY THE OPTION PLAN. SUCH ACTION REQUIRES THE APPROVAL OF THE HOLDERS OF AT LEAST A MAJORITY OF THE SHARES OF THE HOLDING COMPANY'S COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING, OR ANY ADJOURNMENT THEREOF. ABSTENTIONS AND BROKER NON-VOTES WILL BE INCLUDED IN THE NUMBER OF SHARES PRESENT AND ENTITLED TO VOTE ON THE PROPOSAL AND ACCORDINGLY TREATED AS "NO" VOTES.


            PROPOSAL III -- RECOGNITION AND RETENTION PLAN AND TRUST

     The Board of Directors of the Holding Company and the Association adopted the Michigan City Savings and Loan Association Recognition and Retention Plan and Trust (the "RRP") on July 10, 2002. The central features of the RRP are summarized below, but the RRP is set forth in full in Exhibit C to this Proxy Statement, and all statements made in this summary are qualified by reference to the full text of the RRP.


Purpose

     The purpose of the RRP is to retain directors and key employees of the Holding Company and its subsidiaries (currently approximately five persons) by providing such persons with a proprietary interest in the Holding Company, as compensation for their contributions to the Holding Company and its subsidiaries and as an incentive to make such contributions in the future.


Administration

     The RRP is administered by the Stock Compensation Committee (the "Stock Compensation Committee") of the Holding Company's Board of Directors, which must at all times consist of at least two directors of the Holding Company, each of whom is a non-employee director within the meaning of the definition of that term contained in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"). The current members of the Stock Compensation Committee are set forth on page 4 of this Proxy Statement. The Stock Compensation Committee selects recipients and establishes terms of awards made under the RRP. The Stock Compensation Committee's interpretations and constructions of the RRP provisions or any award made under the RRP are final and binding.

     The Committee may adopt rules or regulations under the RRP. The Trustee of the RRP is Harbour Trust & Investment Management. The Trustee acquires, holds and distributes shares of Common Stock and other RRP assets in accordance with the terms of the RRP.

     The Holding Company has agreed to indemnify the Trustee, the Committee members, and any director of the Holding Company or the Association against liability for good faith determinations made under the RRP. The Holding Company has also agreed to indemnify the Trustee for actions under the RRP not constituting negligence or willful misconduct.


Eligibility

     Employees of the Holding Company and its affiliated corporations who elect to participate in the RRP ("Affiliates"), the Outside Directors, and future directors and directors emeritus are eligible to receive awards under the RRP. The Committee is to consider the position and responsibilities of the eligible employees and directors, the length and value of their services, their level of compensation, and any other factors the Committee deems relevant.


Contributions

     The Board of Directors of the Association determines the amount or method of computing the amount of cash contributions to be made to the RRP by the Association. No employee contributions are permitted.


Investment of Contributions

     Contributions made to the RRP are to be invested by the Trustee in Common Stock, to the fullest extent possible. At the time the Plan became effective, 22,218 shares of the Holding Company's Common Stock were reserved for purchase under the RRP. Such shares may be authorized but unissued shares, treasury shares, or issued and outstanding shares. In the event additional authorized but unissued shares or treasury shares are acquired by the RRP, the interests of existing shareholders will be diluted. Earnings, gains and losses with respect to Trust assets (including dividends and distributions payable with respect to shares of Common Stock) will be allocated to recipients of RRP awards, to the extent allocable to awards made to those recipients, and, otherwise, to the general account of the Trust. All expenses and costs of administering the RRP are to be paid by the Holding Company or its Affiliates.

     If the RRP is approved by shareholders, the Association will make contributions to the RRP in an amount necessary to purchase at least 22,218 shares of the Holding Company's Common Stock on the open market to fund the RRP. Based on the market price of such Common Stock on September 5, 2002, the amount of such contribution is estimated to be $303,276. Effective as of the date the RRP is approved by the Holding Company's shareholders, an aggregate of 7,775 shares will be awarded to the employees of the Association. These awards vest at a rate of 20% per year commencing with the date of the award, subject to earlier vesting in the event of the death or disability of the grantee, or upon the involuntary termination of service of an employee within 18 months following a change in control of the Holding Company or the Association.

     In addition, each of the three Outside Directors of the Holding Company will receive awards of 1,110 shares as of the date the Plan is approved by the Holding Company's shareholders. These awards also vest at a rate of 20% per year commencing with the date of the award, subject to earlier vesting in the event of the death or disability of the grantee or upon the involuntary termination of his service as a director or director emeritus within 18 months following a change in control of the Holding Company or the Association.

     Effective as of the date the RRP is approved by the Holding Company's shareholders, shares will be awarded to the following persons in the following amounts:

                                                         Number of      Dollar
    Name and Position                                  Shares Awarded  Value (1)
    ------------------------------------------------   --------------  ---------
    Thomas F. Swirski, President and CEO                    5,554
    All executive officers as a group (2 persons)           7,775
    All outside directors as a group (3 persons)            3,330
    All non-executive officer employees as a group             --
      Total shares awarded                                 11,105
-----------------
(1) Cannot be determined as shares will not be awarded until October 23, 2002 and the value will therefore be determined on that date.


Awards

     Under the RRP, awards are granted to eligible employees and directors in the form of shares of Common Stock held by the RRP. Awards are nontransferable and nonassignable, other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and during the lifetime of the recipient may only be earned by and paid to him. Unless the Committee provides otherwise, at the time an RRP award is granted, the shares which are the subject of the award are to vest and be earned by the recipient at the rate of 20% of the shares awarded at the end of each full 12 months of service with the Association after the date of grant of the award. Awards are adjusted for capital changes such as stock dividends and stock splits. Awards are subject to the claims of the creditors of the Association until distributed.

     Notwithstanding the foregoing, awards will be 100% vested upon termination of employment or service as a director or director emeritus due to death or disability. In addition, awards held by an employee, director, or director emeritus whose term of service ends involuntarily within 18 months following a change of control of the Holding Company or the Association, will be 100% vested as of such person's last day of service. In the event that a grantee terminates employment with the Holding Company and an Affiliate and service as a director and director emeritus for any other reason, the nonvested awards will be forfeited. If an employee's employment or a director's or director emeritus' service is terminated for cause (as defined in the RRP), or if his conduct would have justified termination for cause, shares not already delivered to him under the RRP, whether or not vested, may be forfeited by resolution of the Board of Directors of the Holding Company or the Association. Earned shares are distributed to recipients as soon as practicable following the day on which they are earned. When shares become vested and are actually distributed in accordance with the RRP, the participants will also receive amounts equal to any accrued dividends and other earnings or distributions payable with respect thereto.


Voting

     Prior to vesting, shares held in the RRP will be voted by the RRP Trustee taking into account the best interests of the award recipients.


Federal Income Tax Consequences

     The Trust should be treated as a grantor trust under the Code and, thus, in computing the taxable income and credits of the Holding Company, those items of income, deductions and credits which are attributable to the Trust shall be taken into account by the Holding Company. When shares become vested in accordance with the RRP, the participants will recognize income equal to the fair market value of the Common Stock at that time; provided however that participants may make a Section 83(b) election under the Code with respect to all or part of their awards prior to vesting and in such situations restricted stock certificates will be delivered to such participants and those participants will be taxed on the fair market value of the shares at the time the Section 83(b) election is made. The amount of income recognized by the participants will be a deductible expense for tax purposes for the Holding Company assuming the employer satisfies its withholding tax obligation with respect to persons subject to such withholding.


Accounting Treatment

     When the Stock Compensation Committee makes an RRP award, an amount equal to the fair market value at the date of grant of the awarded stock is charged to compensation expense over the period of the restriction. The unearned portion of the award is included in the Holding Company's balance sheet as a reduction of shareholders' equity.


Amendment or Termination

     The Board of Directors of the Holding Company or the Association may amend or terminate the RRP. The RRP remains in effect until the earlier of 21 years from its effective date, termination by the Board of Directors as provided above, or the distribution of all Trust assets.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE RRP. SUCH ACTION REQUIRES THE APPROVAL OF THE HOLDERS OF AT LEAST A MAJORITY OF THE SHARES OF THE HOLDING COMPANY'S COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING, OR ANY ADJOURNMENT THEREOF. ABSTENTIONS AND BROKER NON-VOTES WILL BE INCLUDED IN THE NUMBER OF SHARES PRESENT AND ENTITLED TO VOTE ON THE PROPOSAL AND ACCORDINGLY TREATED AS "NO" VOTES.


                                   ACCOUNTANTS

     BKD, LLP has served as auditors for the Association and the Holding Company since 2001. The Holding Company believes that a representative of BKD, LLP will be present at the Annual Meeting with the opportunity to make a statement if he or she so desires. He or she will also be available to respond to any appropriate questions shareholders may have. The Board of Directors of the Holding Company has not yet completed the process of selecting an independent public accounting firm to audit its books, records and accounts for the fiscal year ended June 30, 2003.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the 1934 Act requires that the Holding Company's officers and directors and persons who own more than 10% of the Holding Company's Common Stock file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Holding Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of the copies of such forms received by it, and/or written representations from certain reporting persons that no Forms 5 were required for those persons, he Holding Company believes that during the fiscal year ended June 30, 2002, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners with respect to
Section 16(a) of the 1934 Act were satisfied in a timely manner.


                              SHAREHOLDER PROPOSALS

     Any proposal which a shareholder wishes to have presented at the next Annual Meeting of the Holding Company and included in the Proxy Statement and form of proxy relating to that meeting must be received at the main office of the Holding Company for inclusion in the proxy statement no later than 120 days in advance of September 11, 2003. Any such proposal should be sent to the attention of the Secretary of the Holding Company at 2000 Franklin Street, Michigan City, Indiana 46360.

     A shareholder proposal being submitted for presentation at the Annual Meeting but not for inclusion in the Holding Company's proxy statement and form of proxy, will normally be considered untimely if it is received by the Holding Company later than 120 days in advance of October 23, 2002. If, however, less than 130 days' notice or prior public disclosure of the date of the next Annual Meeting is given or made to shareholders (which notice or public disclosure of the date of the meeting shall include the date of the Annual Meeting specified in publicly available By-Laws, if the Annual Meeting is held on such date), such proposal shall be considered untimely if it is received by the Holding Company later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure is made. If the Holding Company receives notice of such proposal after such time, each proxy that the Holding Company receives will confer upon it the discretionary authority to vote on the proposal in the manner the proxies deem appropriate, even though there is no discussion of the proposal in the Holding Company's proxy statement for the next Annual Meeting.


                                  OTHER MATTERS

     Management is not aware of any business to come before the Annual Meeting other than those matters described in the Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of solicitation of proxies will be borne by the Holding Company. The Holding Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of the Common Stock. In addition to solicitation by mail, directors, officers, and employees of the Holding Company may solicit proxies personally or by telephone without additional compensation.

     Each shareholder is urged to complete, date and sign the proxy and return it promptly in the enclosed envelope.

                                   By Order of the Board of Directors

                                   /s/ Thomas F. Swirski
                                   ----------------------------------------
                                   Thomas F. Swirski


September 11, 2002

                                                                       Exhibit A
                                                                       ---------

                   CHARTER AND POWERS OF THE AUDIT COMMITTEE
                     OF CITY SAVINGS FINANCIAL CORPORATION
                                (THE "COMPANY")

RESOLVED, that the charter and powers of the Audit Committee of City Savings Financial Corporation (the "Audit Committee") shall be:

     Overseeing that management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company;

     Overseeing that management has established and maintained processes to assure that an adequate system of internal control is functioning within the Company;

     Overseeing that management has established and maintained processes to assure compliance by the Company with all applicable laws, regulations and Company policy;

RESOLVED, that the Audit Committee shall have the following specific powers and duties:

     Holding such regular meetings as may be necessary and such special meetings as may be called by the Chairman of the Audit Committee or at the request of the independent accountants;

     Creating an agenda for the ensuing year;

     Reviewing the performance of the independent accountants and making recommendations to the Board of Directors regarding the appointment or termination of the independent accountants;

     Conferring with the independent accountants concerning the scope of its examination of the books and records of the Company and its subsidiaries; directing the special attention of the independent auditors to specific matters or areas deemed by the Committee or the auditors to be of special significance; and authorizing the auditors to perform such supplemental reviews or audits as the Committee may deem desirable;

     Reviewing with management and the independent accountants significant risks and exposures, audit activities and significant audit findings;

     Reviewing the range and cost of audit and non-audit services performed by the independent accountants;

     Reviewing the Company's audited annual financial statements and the independent accountants ' opinion rendered with respect to such financial statements, including reviewing the nature and extent of any significant changes in accounting principles or the application therein;

     Reviewing the adequacy of the Company's systems of internal control;

     Obtaining from the independent accountants their recommendations regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and its subsidiaries and reviewing the correction of controls deemed to be deficient;

     Providing an independent, direct communication between the Board of Directors, and independent accountants;

     Reviewing the adequacy of internal controls and procedures related to executive travel and entertainment;

     Reviewing with  appropriate  Company  personnel the actions taken to ensure
     compliance   with  the  Company's  Code  of  Conduct  and  the  results  of confirmations  and  violations  of such Code;

     Reviewing the programs and policies of the Company designed to ensure compliance with applicable laws and regulations and monitoring the results of these compliance efforts;

     Reviewing the procedures established by the Company that monitors the compliance by the Company with its loan and indenture covenants and restrictions;

     Review accounting and financial human resources and succession planning within the Company;

     Reporting through its Chairman to the Board of Directors following the meetings of the Audit Committee;

     Maintaining minutes or other records of meetings and activities of the Audit Committee;

     Reviewing the powers of the Committee annually and reporting and making recommendations to the Board of Directors on these responsibilities;

     Conducting or authorizing investigations into any matters within the Audit Committee's scope of responsibilities. The Audit Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation;

     Considering such other matters in relation to the financial affairs of the Company and its accounts, and in relation to independent audit of the Company as the Audit Committee may, in its discretion, determine to be advisable.

                                                                       Exhibit B
                                                                       ---------

                       CITY SAVINGS FINANCIAL CORPORATION
                               STOCK OPTION PLAN

     1. Purpose. The purpose of the City Savings Financial Corporation Stock Option Plan (the "Plan") is to provide to directors, officers and other key employees of City Savings Financial Corporation (the "Holding Company") and its majority-owned and wholly-owned subsidiaries (individually a "Subsidiary" and collectively the "Subsidiaries"), including, but not limited to, Michigan City Savings and Loan Association upon its conversion to stock form ("Michigan
City"), who are materially responsible for the management or operation of the business of the Holding Company or a Subsidiary and have provided valuable services to the Holding Company or a Subsidiary, a favorable opportunity to acquire Common Stock, without par value ("Common Stock"), of the Holding Company, thereby providing them with an increased incentive to work for the success of the Holding Company and its Subsidiaries and better enabling each such entity to attract and retain capable directors and executive personnel.

     2. Administration of the Plan. The Plan shall be administered, construed and interpreted by a committee (the "Committee") consisting of at least two members of the Board of Directors of the Holding Company, each of whom is a "Non-Employee Director" within the meaning of the definition of that term contained in Reg. Section 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"). The members of the Committee shall be designated from time to time by the Board of Directors of the Holding Company. The decision of a majority of the members of the Committee shall constitute the decision of the Committee, and the Committee may act either at a meeting at which a majority of the members of the Committee is present or by a written consent signed by all members of the Committee. The Committee shall have the sole, final and conclusive authority to determine, consistent with and subject to the provisions of the Plan:

     (a) the individuals (the "Optionees") to whom options or successive options shall be granted under the Plan;

     (b)  the time when options shall be granted hereunder;

     (c)  the number of shares of Common Stock to be covered under each option;

     (d)  the option price to be paid upon the exercise of each option;

     (e)  the period within which each such option may be exercised;

     (f) the extent to which an option is an incentive stock option or a non-qualified stock option; and

     (g) the terms and conditions of the respective agreements by which options granted shall be evidenced.

     The Committee shall also have authority to prescribe, amend, waive, and rescind rules and regulations relating to the Plan, to accelerate the vesting of any stock options made hereunder (subject to Office of Thrift and Supervision regulations), to make amendments or modifications in the terms and conditions (including exercisability) of the options relating to the effect of termination of employment of the optionee (subject to the last sentence of Section 9 hereof), to waive any restrictions or conditions applicable to any option or the exercise thereof, and to make all other determinations necessary or advisable in the administration of the Plan.

     3. Eligibility. The Committee may, consistent with the purposes of the Plan, grant options to officers and other key employees and directors or directors emeritus (whether or not also employees) of the Holding Company or of a Subsidiary who in the opinion of the Committee are from time to time materially responsible for the management or operation of the business of the Holding Company or of a Subsidiary and have provided valuable services to the Holding Company or a Subsidiary; provided, however, that in no event may any employee who owns (after application of the ownership rules in Section 425(d) of the Internal Revenue Code of 1986, as amended (the "Code")) shares of stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Holding Company or any of its Subsidiaries be granted an incentive stock option hereunder unless at the time such option is granted the option price is at least 110% of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five (5) years from the date such option is granted. No employee may be granted options under the Plan for more than seven thousand (7,000) shares of Common Stock in any calendar year. Subject to the foregoing provisions, an individual who has been granted an option under the Plan (an "Optionee"), if he is otherwise eligible, may be granted an additional option or options if the Committee shall so determine.

     4. Stock Subject to the Plan. There shall be reserved for issuance upon the exercise of options granted under the Plan, shares of Common Stock of the Holding Company equal to 10% of the total number of shares of Common Stock issued by the Holding Company upon the conversion of Michigan City from mutual to stock form, which may be authorized but unissued shares or treasury shares of the Holding Company. Subject to Section 7 hereof, the shares for which options may be granted under the Plan shall not exceed that number. If any option shall expire or terminate or be surrendered for any reason without having been exercised in full, the unpurchased shares subject thereto shall (unless the Plan shall have terminated) become available for other options under the Plan.

     5. Terms of Options. Each option granted under the Plan shall be subject to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Committee may deem appropriate in each case:

     (a) Option Price. The price to be paid for shares of stock upon the exercise of each option shall be determined by the Committee at the time such option is granted, but such price in no event shall be less than the fair market value, as determined by the Committee consistent with Treas. Reg. Section 20.2031-2 and any requirements of Section 422A of the Code, of such stock on the date on which such option is granted.

     (b) Period for Exercise of Option. An option shall not be exercisable after the expiration of such period as shall be fixed by the Committee at the time of the grant thereof, but such period in no event shall exceed ten (10) years and one day from the date on which such option is granted; provided, that incentive stock options granted hereunder shall have terms not in excess of ten (10) years and non-qualified options shall be for a period of not in excess of ten (10) years and one day from the date of grant thereof. Options shall be subject to earlier termination as hereinafter provided.

     (c) Exercise of Options. The option price of each share of stock purchased upon exercise of an option shall be paid in full at the time of such exercise. Payment may be in (i) cash, (ii) if the Optionee may do so in conformity with Regulation T (12 C.F.R. Section 220.3(e)(4)) without violating Section 16(b) or Section 16(c) of the 1934 Act, pursuant to a broker's cashless exercise procedure, by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Holding Company the total option price in cash and, if desired, the amount of any taxes to be withheld from the Optionee's compensation as a result of any withholding tax obligation of the Holding Company or any of its Subsidiaries, as specified in such notice, or (iii) beginning on a date which is three years following Michigan City's conversion from mutual to stock form and with the approval of the Committee, by tendering whole shares of the Holding Company's Common Stock owned by the Optionee and cash having a fair market value equal to the cash exercise price of the shares with respect to which the option is being exercised. For this purpose, any shares so tendered by an Optionee shall be deemed to have a fair market value equal to the mean between the highest and lowest quoted selling prices for the shares on the date of exercise of the option (or if there were no sales on such date the weighted average of the means between the highest and lowest quoted selling prices for the shares on the nearest date before and the nearest after the date of exercise of the option as prescribed by Treas. Reg. Section 20-2031-2), as reported in The Wall Street Journal or a similar publication selected by the Committee. The Committee shall have the authority to grant options exercisable in full at any time during their term, or exercisable in such installments at such times during their term as the Committee may determine; provided, however, that options shall not be exercisable during the first six
          (6) months of their term, and provided further that options shall become exercisable no earlier than at the rate of 20% per year beginning on the anniversary of the date of grant of such options, subject to earlier vesting in the event of death or disability. Installments not purchased in earlier periods shall be cumulated and be available for purchase in later periods. Subject to the other provisions of this Plan, an option may be exercised at any time or from time to time during the term of the option as to any or all whole shares which have become subject to purchase pursuant to the terms of the option or the Plan, but not at any time as to fewer than one hundred (100) shares unless the remaining shares which have become subject to purchase are fewer than one hundred (100) shares. An option may be exercised only by written notice to the Holding Company, mailed to the attention of its Secretary, signed by the Optionee (or such other person or persons as shall demonstrate to the Holding Company his or their right to exercise the option), specifying the number of shares in respect of which it is being exercised, and accompanied by payment in full in either cash or by check in the amount of the aggregate purchase price therefor, by delivery of the irrevocable broker instructions referred to above, or, if the Committee has approved the use of the stock swap feature provided for above, followed as soon as practicable by the delivery of the option price for such shares.

     (d) Certificates. The certificate or certificates for the shares issuable upon an exercise of an option shall be issued as promptly as practicable after such exercise. An Optionee shall not have any rights of a shareholder in respect to the shares of stock subject to an option until the date of issuance of a stock certificate to him for such shares. In no case may a fraction of a share be purchased or issued under the Plan, but if, upon the exercise of an option, a fractional share would otherwise be issuable, the Holding Company shall pay cash in lieu thereof.

     (e) Termination of Option. If an Optionee (other than a director or director emeritus of the Holding Company or its Subsidiaries who is not an employee of the Holding Company or its Subsidiaries ("Outside Director")) ceases to be an employee of the Holding Company and the Subsidiaries for any reason other than retirement, permanent and total disability (within the meaning of Section 22(e)(3) of the Code), or death, any option granted to him shall forthwith terminate. Leave of absence approved by the Committee shall not constitute cessation of employment. If an Optionee (other than an Outside Director) ceases to be an employee of the Holding Company and the Subsidiaries by reason of retirement, any option granted to him may be exercised by him in whole or in part within three (3) years after the date of his retirement, to the extent the option was otherwise exercisable at the date of his retirement; provided, however, that if such employee remains a director or director emeritus of the Holding Company, the option granted to him shall continue to vest while he serves as a director or director emeritus and may be exercised by him in whole or in part until the later of (a) three (3) years after the date of his retirement, or (b) six months after his service as a director or director emeritus of the Holding Company terminates. (The term "retirement" as used herein means such termination of employment as shall entitle such individual to early or normal retirement benefits under any then existing pension plan of the Holding Company or a Subsidiary.) If an Optionee (other than an Outside Director) ceases to be an employee of the Holding Company and the Subsidiaries by reason of permanent and total disability (within the meaning of Section 22(e)(3) of the Code), any option granted to him may be exercised by him in whole or in part within one (1) year after the date of his termination of employment by reason of such disability whether or not the option was otherwise exercisable at the date of such termination. Options granted to Outside Directors shall cease to be exercisable six
          (6) months after the date such Outside Director is no longer a director or director emeritus of the Holding Company or its Subsidiaries for any reason other than death or disability. If an Optionee who is an Outside Director ceases to be a director or a director emeritus of the Holding Company or its Subsidiaries by reason of disability, any option granted to him may be exercised in whole or in part within one (1) year after the date the Optionee ceases to be a director or a director emeritus by reason of such disability, whether or not the option was otherwise exercisable at such date. In the event of the death of an Optionee while in the employ or service as a director or director emeritus of the Holding Company or a Subsidiary, or, if the Optionee is not an Outside Director, within three (3) years after the date of his retirement (or, if later, six months following his termination of service as a director or director emeritus of the Holding Company or its Subsidiaries) or within one (1) year after the termination of his employment by reason of permanent and total disability (within the meaning of Section 22(e)(3) of the Code), or, if the Optionee is an Outside Director, within six (6) months after he is no longer a director or director emeritus of the Holding Company or its Subsidiaries for reasons other than disability or, within one (1) year after the termination of his service by reason of disability, any option granted to him may be exercised in whole or in part at any time within one (1) year after the date of such death by the executor or administrator of his estate or by the person or persons entitled to the option by will or by applicable laws of descent and distribution until the expiration of the option term as fixed by the Committee, whether or not the option was otherwise exercisable at the date of his death. Notwithstanding the foregoing provisions of this subsection
          (e), no option shall in any event be exercisable after the expiration of the period fixed by the Committee in accordance with subsection (b) above.

     (f) Nontransferability of Option. No option may be transferred by the Optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and during the lifetime of the Optionee options shall be exercisable only by the Optionee or his guardian or legal representative.

     (g) No Right to Continued Service. Nothing in this Plan or in any agreement entered into pursuant hereto shall confer on any person any right to continue in the employ or service of the Holding Company or its Subsidiaries or affect any rights the Holding Company, a Subsidiary, or the shareholders of the Holding Company may have to terminate his service at any time.

     (h) Maximum Incentive Stock Options. The aggregate fair market value of stock with respect to which incentive stock options (within the meaning of Section 422A of the Code) are exercisable for the first time by an Optionee during any calendar year under the Plan or any other plan of the Holding Company or its Subsidiaries shall not exceed $100,000. For this purpose, the fair market value of such shares shall be determined as of the date the option is granted and shall be computed in such manner as shall be determined by the Committee, consistent with the requirements of Section 422A of the Code.

     (i) Agreement. Each option shall be evidenced by an agreement between the Optionee and the Holding Company which shall provide, among other things, that, with respect to incentive stock options, the Optionee will advise the Holding Company immediately upon any sale or transfer of the shares of Common Stock received upon exercise of the option to the extent such sale or transfer takes place prior to the later of (a) two (2) years from the date of grant or (b) one (1) year from the date of exercise.

     (j) Investment Representations. Unless the shares subject to an option are registered under applicable federal and state securities laws, each Optionee by accepting an option shall be deemed to agree for himself and his legal representatives that any option granted to him and any and all shares of Common Stock purchased upon the exercise of the option shall be acquired for investment and not with a view to, or for the sale in connection with, any distribution thereof, and each notice of the exercise of any portion of an option shall be accompanied by a representation in writing, signed by the Optionee or his legal representatives, as the case may be, that the shares of Common Stock are being acquired in good faith for investment and not with a view to, or for sale in connection with, any distribution thereof (except in case of the Optionee's legal representatives for distribution, but not for sale, to his legal heirs, legatees and other testamentary beneficiaries). Any shares issued pursuant to an exercise of an option may bear a legend evidencing such representations and restrictions.

     6. Incentive Stock Options and Non-Qualified Stock Options. Options granted under the Plan may be incentive stock options under Section 422A of the Code or non-qualified stock options, provided, however, that Outside Directors shall be granted only non-qualified stock options. All options granted hereunder will be clearly identified as either incentive stock options or non-qualified stock options. In no event will the exercise of an incentive stock option affect the right to exercise any non-qualified stock option, nor shall the exercise of any non-qualified stock option affect the right to exercise any incentive stock option. Nothing in this Plan shall be construed to prohibit the grant of incentive stock options and non-qualified stock options to the same person, provided, further, that incentive stock options and non-qualified stock options shall not be granted in a manner whereby the exercise of one non-qualified stock option or incentive stock option affects the exercisability of the other.

     7. Adjustment of Shares. In the event of any change after the effective date of the Plan in the outstanding stock of the Holding Company by reason of any reorganization, recapitalization, stock split, stock dividend, combination of shares, exchange of shares, merger or consolidation, liquidation, extraordinary distribution (consisting of cash, securities, or other assets), or any other change after the effective date of the Plan in the nature of the shares of stock of the Holding Company, the Committee shall determine what changes, if any, are appropriate in the number and kind of shares reserved under the Plan, and the Committee shall determine what changes, if any, are appropriate in the option price under and the number and kind of shares covered by outstanding options granted under the Plan. Any determination of the Committee hereunder shall be conclusive.

     8. Change in Control. In the event of a Change in Control, all options previously granted and still outstanding under the Plan, regardless of their terms, shall become exercisable. For this purpose, "Change in Control" shall mean a change in control of the Holding Company or Michigan City, within the meaning of 12 C.F.R. Section574.4(a) (other than a change resulting from a trustee or other fiduciary holding shares of Common Stock under an employee benefit plan of the Holding Company or any of its Subsidiaries).

     9. Tax Withholding. Whenever the Holding Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Holding Company shall have the right to require the Optionee or his or her legal representative to remit to the Holding Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares, and whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any federal, state and/or local withholding tax requirements. If permitted by the Committee and pursuant to procedures established by the Committee, an Optionee may make a written election to have shares of Common Stock having an aggregate fair market value, as determined by the Committee, consistent with the requirements of Treas. Reg. Section 20.2031-2, sufficient to satisfy the applicable withholding taxes, withheld from the shares otherwise to be received upon the exercise of a non-qualified option.

     10. Amendment. Subject to Section 14, the Board of Directors of the Holding Company may amend the Plan from time to time and, with the consent of the Optionee, the terms and provisions of his option, except that without the approval of the holders of at least a majority of the shares of the Holding Company voting in person or by proxy at a duly constituted meeting or adjournment thereof:

     (a) the number of shares of stock which may be reserved for issuance under the Plan may not be increased except as provided in Section 7 hereof;

     (b) the period during which an option may be exercised may not be extended beyond ten (10) years and one day from the date on which such option was granted; and

     (c) the class of persons to whom options may be granted under the Plan shall not be modified materially.

     No amendment of the Plan, however, may, without the consent of the Optionees, make any changes in any outstanding options theretofore granted under the Plan which would adversely affect the rights of such Optionees.

     11. Termination. The Board of Directors of the Holding Company may terminate the Plan at any time and no option shall be granted thereafter. Such termination, however, shall not affect the validity of any option theretofore granted under the Plan. In any event, no incentive stock option may be granted under the Plan after the date which is ten (10) years from the effective date of the Plan.

     12. Successors. This Plan shall be binding upon the successors and assigns of the Holding Company.

     13. Governing Law. The terms of any options granted hereunder and the rights and obligations hereunder of the Holding Company, the Optionees and their successors in interest shall, except to the extent governed by federal law, be governed by Indiana law.

     14. Government and Other Regulations. The obligations of the Holding Company to issue or transfer and deliver shares under options granted under the Plan shall be subject to compliance with all applicable laws, governmental rules and regulations (including Office of Thrift and Supervision regulations), and administrative action. In particular, grants of stock options under the Plan shall comply with the requirements of 12. C.F.R. Section 563b.3(g)(4)(vi), to the extent applicable to such grants.

     15. Effective Date. The Plan shall become effective on the date it is approved by the holders of at least a majority of the shares of the Holding Company entitled to vote at a duly constituted meeting or adjournment thereof. The options granted pursuant to the Plan may not be exercised until the Board of Directors of the Holding Company has been advised by counsel that such approval has been obtained and all other applicable legal requirements have been met.

                                                                       Exhibit C
                                                                       ---------

                   MICHIGAN CITY SAVINGS AND LOAN ASSOCIATION
                    RECOGNITION AND RETENTION PLAN AND TRUST


                                   ARTICLE I
                      ESTABLISHMENT OF THE PLAN AND TRUST

     1.01 Michigan City Savings and Loan Association hereby establishes the Recognition and Retention Plan (the "Plan") and Trust (the "Trust") upon the terms and conditions hereinafter stated in this Recognition and Retention Plan and Trust Agreement (the "Agreement").

     1.02 The Trustee, which initially shall be Fifth Third Association, Indiana, hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.


                                   ARTICLE II
                              PURPOSE OF THE PLAN

     2.01 The purpose of the Plan is to retain directors and executive officers in key positions by providing such persons with a proprietary interest in the Holding Company (as hereinafter defined) as compensation for their contributions to the Holding Company and to the Association and its Affiliates (as hereinafter defined) and as an incentive to make such contributions and to promote the Holding Company's and the Association's growth and profitability in the future.


                                  ARTICLE III
                                  DEFINITIONS

     The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

     3.01 "Affiliate" means the Holding Company and those subsidiaries or affiliates of the Holding Company or the Association which, with the consent of the Board, agree to participate in this Plan.

     3.02 "Association" means Michigan City Savings and Loan Association and its successors, whether in mutual or stock form.

     3.03 "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or, if none, his estate.

     3.04 "Board" means the Board of Directors of the Association.

     3.05 "Committee" means the Stock Compensation Committee of the Board of Directors of the Holding Company. At all times during its administration of this Plan, the Committee shall consist of two or more directors of the Holding Company, each of whom shall be a "Non-Employee Director" within the meaning of the definition of that term contained in Regulation 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act").

     3.06 "Common Stock" means shares of the common stock, without par value, of the Holding Company.

     3.07 "Conversion" shall mean the conversion of the Association from the mutual to stock form of organization and the simultaneous acquisition of the Association by the Holding Company.

     3.08 "Director" means a member of the Board of Directors of the Association or the Holding Company.

     3.09 "Director Emeritus" shall mean an honorary, non-voting member of the Board of Directors of the Association or the Holding Company.

     3.10 "Disability" means any physical or mental impairment which qualifies an Employee, Director or Director Emeritus for disability benefits under the applicable long-term disability plan maintained by the Association or an Affiliate, or, if no such plan applies, which would qualify such Employee, Director or Director Emeritus for disability benefits under the long-term disability plan maintained by the Association, if such Employee, Director or Director Emeritus were covered by that Plan.

     3.11 "Employee" means any person who is currently employed by the Association or an Affiliate, including officers.

     3.12 "Holding Company" shall mean City Savings Financial Corporation, an Indiana corporation.

     3.13 "Outside Director" means a member of the Board of Directors of the Association or the Holding Company, who is not also an Employee and who may be a Director or Director Emeritus.

     3.14 "Plan Shares" means shares of Common Stock held in the Trust and issued or issuable to a Recipient pursuant to the Plan.

     3.15 "Plan Share Award" or "Award" means a right granted under this Plan to earn Plan Shares.

     3.16 "Plan Share Reserve" means the shares of Common Stock held by the Trustee pursuant to Sections 5.03 and 5.04.

     3.17 "Recipient" means an Employee or Outside Director who receives a Plan Share Award under the Plan.

     3.18 "Trustee" means that person(s) or entity nominated by the Committee and approved by the Board pursuant to Sections 4.01 and 4.02 to hold legal title to the Plan assets for the purposes set forth herein.


                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

     4.01 Role of the Committee. The Plan shall be administered and interpreted by the Committee, which shall have all of the powers allocated to it in this and other Sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. If permitted by applicable law, the Committee, with the consent of Recipients, may change the vesting schedule for Awards after the date of grant thereof. The Committee shall recommend to the Board one or more persons or entities to act as Trustee in accordance with the provisions of this Plan and Trust and the terms of Article VIII hereof.

     4.02 Role of the Board. The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of, the Board of Directors of the Holding Company. The Board of Directors of the Holding Company may in its discretion from time to time remove members from, or add members to, the Committee, and may remove, replace or add Trustees.

     4.03 Limitation on Liability. Neither a Director nor the Committee nor the Trustee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a Director or the Committee or any Trustee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Association shall indemnify such person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Association and its Affiliates and, with respect to any criminal action or proceeding, if he had no reasonable cause to believe his conduct was unlawful.


                                   ARTICLE V
                        CONTRIBUTION; PLAN SHARE RESERVE

     5.01 Amount and Timing of Contributions. The Association shall be permitted to contribute to the Trust an amount sufficient to purchase up to 4% of the shares of Common Stock issued by the Holding Company in connection with the Conversion (including any shares issued at the time of the Conversion to the private foundation being created in connection with the Conversion). Such amounts shall be paid to the Trustee no later than the date required to purchase shares of Common Stock for Awards made under this Plan. No contributions by Employees or Outside Directors shall be permitted.

     5.02 Initial Investment. Any amounts held by the Trust until such amounts are invested in accordance with Section 5.03, shall be invested by the Trustee in such interest-bearing account or accounts at the Association as the Trustee shall determine to be appropriate.

     5.03 Investment of Trust Assets; Creation of Plan Share Reserve. As soon as practicable following the first shareholder meeting of the Holding Company following the Conversion ("First Shareholder Meeting Date"), the Trustee shall invest all of the Trust's assets exclusively in the number of shares of Common Stock, designated by the Association as subject to Awards made under the Plan, which may be purchased directly from the Holding Company, on the open market, or from any other source; provided, however that the Trust shall not invest in an amount of Common Stock greater than 4.0% of the shares of the Common Stock sold in the Conversion (including any shares issued at the time of the Conversion to the private foundation being created in connection with the Conversion), which shall constitute the "Plan Share Reserve" and provided, further that if the Trustee is required to purchase such shares on the open market or from the Holding Company for an amount per share greater than the price per share at which shares were trading on the date the contributions therefor were made to the Trust, the Association shall have the discretion to reduce the number of shares to be awarded and purchased. The Trust may hold cash in interest-bearing accounts pending investment in Common Stock for periods of not more than one year after deposit. The Trustee, in accordance with applicable rules and regulations and Section 5.01 hereof, shall purchase shares of Common Stock in the open market and/or shall purchase authorized but unissued shares of the Common Stock from the Holding Company sufficient to acquire the requisite percentage of shares. Any earnings received or distributions paid with respect to Common Stock held in the Plan Share Reserve shall be held in an interest-bearing account. Any earnings received or distributions paid with respect to Common Stock subject to a Plan Share Award shall be held in an interest-bearing account on behalf of the individual Recipient.

     5.04 Effect of Allocations, Returns and Forfeitures Upon Plan Share Reserves. Upon the allocation of Plan Share Awards under Sections 6.02 and 6.03 after acquisition by the Trustee of such shares, or the decision of the Committee to return Plan Shares to the Holding Company, the Plan Share Reserve shall be reduced by the number of Plan Shares so allocated or returned. Any shares subject to an Award which may not be earned because of a forfeiture by the Recipient pursuant to Section 7.01 shall be returned (added) to the Plan Share Reserve.


                                   ARTICLE VI
                            ELIGIBILITY; ALLOCATIONS

     6.01 Eligibility. Employees and Outside Directors are eligible to receive Plan Share Awards provided in Section 6.02.

     6.02 Allocations. The Committee may determine which of the Employees and Outside Directors referenced in Section 6.01 above will be granted Plan Share Awards and the number of Plan Shares covered by each Award, including grants effective upon the First Shareholder Meeting Date, provided, however, that the number of Plan Shares covered by such Awards may not exceed the number of Plan Shares in the Plan Share Reserve immediately prior to the grant of such Awards, and provided further, that in no event shall any Awards be made which will violate the Articles of Stock Charter Conversion, Articles of Incorporation, Code of By-laws, or Plan of Conversion of the Holding Company or the Association or any applicable federal or state law or regulation and provided further that Awards may not be granted at any time in which the Association fails to meet its applicable minimum capital requirements. In the event Plan Shares are forfeited for any reason and unless the Committee decides to return the Plan Shares to the Holding Company, the Committee may, from time to time, determine which of the Employees or Outside Directors referenced in Section 6.01 above will be granted additional Plan Share Awards to be awarded from forfeited Plan Shares. In selecting those Employees or Outside Directors to whom Plan Share Awards will be granted and the number of Plan Shares covered by such Awards, the Committee shall consider the position and responsibilities of the eligible Employees or Outside Directors, the length and value of their services to the Association and its Affiliates, the compensation paid to such Employees or Outside Directors, and any other factors the Committee may deem relevant.

     6.03 Form of Allocation. As promptly as practicable after a determination is made pursuant to Section 6.02 that a Plan Share Award is to be made, the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award may be earned. The stock certificates for Plan Share Awards shall be registered in the name of the Recipient until forfeited or transferred to the Recipient after such Award has been earned. The Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

     6.04 Allocations Not Required. Notwithstanding anything to the contrary in Sections 6.01 and 6.02, no Employee or Outside Director shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Committee, nor shall the Employees or Outside Directors as a group have such a right. The Committee may, with the approval of the Board (or, if so directed by the Board, shall) return all Common Stock in the Plan Share Reserve not yet allocated to the Holding Company at any time, and cease issuing Plan Share Awards.

     6.05. Distribution Election Before Plan Shares Are Earned. Notwithstanding anything contained in the Plan to the contrary, an Employee or an Outside Director who has received an allocation of Plan Shares in accordance with
Article VI may request in writing that the Committee authorize the distribution to him or her of all or a portion of the Plan Shares awarded before the date on which the Plan Shares become earned in accordance with Article VII. The decision as to whether to distribute to any Employee or Outside Director who requests distribution shall be made by the Committee, in its sole discretion. In addition, the distribution shall be subject to the following parameters:

     (a)  The Committee shall be required to make a separate  determination  for
          each  request   received  by  an  Employee  or  Outside  Director  for
          distribution.

     (b) Any Plan Shares awarded shall be required to have a legend on the Plan Shares confirming that the Plan Shares are subject to restriction and transfer in accordance with the terms set forth in the Plan. This legend may not be removed until the date that the Plan Shares become earned in accordance with Article VII.

     (c) The Plan Shares distributed shall be voted by the Trustee in accordance with Section 7.04.

     (d) Any cash dividends or other cash distributions paid with respect to the Plan Shares before the date that the Plan Shares are earned shall be paid to the Trustee to be held for the Employee or Outside Director, whichever is applicable, until the date that the Plan Shares are earned.

     (e) At the date on which the Plan Shares are earned, the Trustee may withhold from any cash dividends or other cash distributions held on behalf of such Employee or Outside Director the amount needed to cover any applicable withholding and employment taxes arising at the time that the Plan Shares are earned. If the amount of such cash dividends or distributions is insufficient, the Trustee may require the Employee or Outside Director to pay to the Trustee the amount required to be withheld as a condition of removing the legend on the Plan Shares.


                                  ARTICLE VII
             EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

     7.01 Earning Plan Shares; Forfeitures.

     (a) General Rules. Plan Shares subject to an Award shall be earned by a Recipient at the rate of twenty percent (20%) of the aggregate number of Shares covered by the Award at the end of each full twelve months of consecutive service with the Association or an Affiliate after the date of grant of the Award. If the term of service of a Recipient terminates as an Employee, as a Director and as a Director Emeritus prior to the fifth anniversary (or such later date as the Committee shall determine) of the date of grant of an Award for any reason (except as specifically provided in Subsection (b) below or in Section
          4.01 hereof), the Recipient shall forfeit the right to earn any Shares subject to the Award which have not theretofore been earned.

          In determining the number of Plan Shares which are earned, fractional shares shall be rounded down to the nearest whole number, provided that such fractional shares shall be aggregated and earned, on the fifth anniversary of the date of grant.

     (b) Exception for Terminations due to Death and Disability. Notwithstanding the general rule contained in Section 7.01(a) above, all Plan Shares subject to a Plan Share Award held by a Recipient whose term of service as an Employee and as a Director or Director Emeritus with the Holding Company, Association or an Affiliate terminates due to death or Disability shall be deemed earned as of the Recipient's last day of service with the Holding Company, Association or an Affiliate as a result of such death or Disability.

     (c) Exception for Terminations after a Change in Control. Notwithstanding the general rule contained in section 7.01(a) above, all Plan Shares subject to a Plan Share Award held by a Recipient whose term of service as an Employee with the Holding Company, Association or an Affiliate terminates involuntarily within 18 months following a Change in Control or whose service as a Director or Director Emeritus terminates involuntarily (or who is not renominated or reelected to serve on the Board of Directors of the Association or the Holding Company or as a Director Emeritus of the Association or the Holding Company) within 18 months following a Change of Control, shall be deemed earned as of the Recipient's last day of service with the Holding Company, Association or an Affiliate. For this purpose, a material diminution of or interference with the Recipient's duties, responsibilities and benefits as an employee of the Holding Company or the Association shall be deemed and shall constitute an involuntary termination of employment to the same extent as express notice of such involuntary termination. For this purpose, "Change in Control" shall mean a change in control of the Holding Company or the Association, within the meaning of 12 C.F.R. Section574(a) (other than a change of control resulting from a trustee or other fiduciary holding shares of Common Stock under an employee benefit plan of the Holding Company or the Association or any of its Affiliates).

     (d) Revocation for Misconduct. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been delivered thereunder to the Recipient, whether or not yet earned, in the case of an Employee who is discharged from the employ of the Holding Company, Association or an Affiliate for cause (as hereinafter defined), or who is discovered after termination of employment to have engaged in conduct that would have justified termination for cause or, in the case of an Outside Director who is removed from the Board of Directors of the Association and the Holding Company or an Affiliate for cause (as hereinafter defined), or who is discovered after termination of service as an Outside Director to have engaged in conduct which would have justified removal for cause. "Cause" is defined as personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule, regulation (other than traffic violations or similar offenses) or order which results in a loss to the Holding Company, Association or any Affiliate or in a final cease and desist order.

     7.02 Accrual of Dividends. Whenever Plan Shares are paid to a Recipient or Beneficiary under Section 7.03, such Recipient or Beneficiary shall also be entitled to receive, with respect to each Plan Share paid, an amount equal to any cash dividends or cash distributions and a number of shares of Common Stock or other assets equal to any stock dividends and any other assets distributions declared and paid with respect to a share of Common Stock between the date the Plan Shares are being distributed and the date the Plan Shares were granted. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any cash dividends or cash distributions so paid out. Until the Plan Shares are vested and distributed to any such Recipient or Beneficiary, such dividends, distributions and net earnings thereon, if any, shall be retained by the Trust.

     7.03 Distribution of Plan Shares.

     (a)  Timing  of   Distributions:   General  Rule.   Plan  Shares  shall  be
          distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned.

     (b) Form of Distribution. All Plan Shares, together with any shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and payable. Payments representing accumulated cash dividends and cash or other distributions (and earnings thereon) shall be made in cash or in the form of such non-cash distributions.

     (c) Withholding. The Trustee may withhold from any payment or distribution made under this Plan sufficient amounts of cash or shares of Common Stock to cover any applicable withholding and employment taxes, and if the amount of such payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. Alternatively, a Recipient may pay to the Trustee that amount of cash necessary to be withheld in taxes in lieu of any withholding of payments or distribution under the Plan. The Trustee shall pay over to the Holding Company, the Association or Affiliate which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

     (d) Cessation of Payment. The Trustee shall cease payment of benefits to Recipients or, if applicable, their Beneficiaries in the event of the Association's insolvency. The Association shall be considered insolvent for purposes of this RRP if the Association is unable to pay its debts as they become due or if a receiver is appointed for the Association under applicable law. If payments cease by reason of this subsection, payments will be resumed, with appropriate make-up payments, once the Association ceases to be insolvent but only to the extent the payments were not made directly by the Association or its Affiliates.

     7.04 Voting of Plan Shares. All shares of Common Stock held by the Trust shall be voted by the Trustee, taking into account the best interests of the Plan Share Award recipients.


                                  ARTICLE VIII
                                     TRUST

     8.01 Trust. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

     8.02 Management of Trust. It is the intent of this Plan and Trust that, subject to the provisions of this Plan, the Trustee shall have complete authority and discretion with respect to the management, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust, except those attributable to cash dividends paid with respect to Plan Shares, in Common Stock to the fullest extent practicable, and except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligation of the Trust. Neither the Holding Company, the Association, nor any Affiliate shall exercise any direct or indirect control or influence over the time when, or the prices at which, the Trustee may purchase such shares, the number of shares to be purchased, the manner in which the shares are to be purchased, or the broker (if any) through whom the purchases may be executed. In performing its duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

     (a) To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for Trustees or other fiduciaries. The investment authorized herein and in paragraph (b) constitutes the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Holding Company or an Affiliate or from any other source and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

     (b)  To invest any Trust assets not otherwise  invested in accordance  with
          (a) above in such deposit accounts, and certificates of deposit (including those issued by the Association), securities of any open-end or closed-end management investment company or investment trust registered under the Investment Company Act of 1940, whether or not the Trustee or any affiliate of the Trustee is being compensated for providing services to the investment company or trust as investment advisor or otherwise, obligations of the United States government or its agencies or such other investments as shall be considered the equivalent of cash.

     (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

     (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).


     (e) To hold cash without interest in such amounts as may be in the opinion of the Trustee reasonable for the proper operation of the Plan and Trust and to hold cash pending investment.

     (f)  To employ brokers, agents, custodians, consultants and accountants.

     (g)  To hire counsel to render advice with respect to their rights,  duties
          and   obligations   hereunder,   and  such  other  legal  services  or
          representation as they may deem desirable.

     (h) To hold funds and securities representing the amounts to be distributed to a Recipient or his or her Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

     Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

     8.03 Records and Accounts. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Committee.

     8.04 Earnings. All earnings, gains and losses with respect to Trust assets shall be allocated, in accordance with a reasonable procedure adopted by the Committee, to bookkeeping accounts for Recipients or to the general account of the Trust, depending on the nature and allocation of the assets generating such earnings, gains and losses. In particular, any earnings on cash dividends or distributions received with respect to shares of Common Stock shall be allocated to accounts for Recipients, if such shares are the subject of outstanding Plan Share Awards, or otherwise to the Plan Share Reserve. Recipients (or their
Beneficiaries) shall not be entitled to any such allocations until the Plan Share Awards to which they relate are vested and distributed to those Recipients (or their Beneficiaries).

     8.05 Expenses. All costs and expenses incurred in the operation and administration of this Plan, including those incurred by the Trustee, shall be borne by the Association or the Holding Company.

     8.06 Indemnification. The Association shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of its duties hereunder, unless the same shall be due to its negligence or willful misconduct.


                                   ARTICLE IX
                                 MISCELLANEOUS

     9.01 Adjustments for Capital Changes. The aggregate number of Plan Shares available for issuance pursuant to the Plan Share Awards (which, as of the effective date of this Plan, shall not exceed 4% of the shares of the Holding Company's Common Stock issued in the Conversion, including any shares issued at the time of the Conversion to the private foundation being created in connection with the Conversion), and the number of shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the Plan resulting from any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, extraordinary cash or non-cash distribution, or other similar capital adjustment, or other increase or decrease in such shares effected without receipt or payment of consideration, by the Committee.

     9.02 Amendment and Termination of Plan. The Board may, by resolution, at any time amend or terminate the Plan. The power to amend or terminate shall include the power to direct the Trustee to return to the Holding Company all or any part of the assets of the Trust, including shares of Common Stock held in the Plan Share Reserve, as well as shares of Common Stock and other assets subject to Plan Share Awards but not yet earned by the Employees or Outside Directors to whom they are allocated. However, the termination of the Trust shall not affect a Recipient's right to the distribution of Common Stock relating to Plan Share Awards already earned, including earnings thereon, in accordance with the terms of this Plan and the grant by the Committee.

     9.03 Nontransferable. Plan Share Awards and rights to Plan Shares shall not be transferable by a Recipient other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to the Recipient who was notified in writing of the Award by the Committee pursuant to Section 6.03. The assets of the RRP, prior to the distribution of Plan Shares to a Recipient or his or her Beneficiary, shall be subject to the claims of creditors of the Association. Unless Plan Shares are distributed in accordance with Section 6.05 or 7.03 to a Recipient or his or her Beneficiary, such Recipient or, if applicable, Beneficiary shall not have any right in or claim to any specific assets of the RRP or Trust and shall only be an unsecured creditor of the Association, nor shall the Holding Company or the Association be subject to any claim for benefits hereunder.

     9.04 Employment Rights. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee to continue in the employ of, or of any Outside Director to continue in the service of, the Association, the Holding Company or any Affiliate thereof.

     9.05 Voting and Dividend Rights. No Recipient shall have any voting or dividend rights or other rights of a shareholder in respect of any Plan Shares covered by a Plan Share Award, except as expressly provided in Sections 7.02 and
7.04 above, prior to the time said Plan Shares are actually distributed to him.

     9.06 Governing Laws. The Plan and Trust shall be governed by the laws of the State of Indiana, except to the extent governed by federal law, including regulations of the Office of Thrift Supervision. In particular, grants of Plan Share Awards under the Plan shall comply with the requirements of 12 C.F.R.
Section 563b.3(g)(4)(vi) to the extent applicable thereto.

     9.07 Effective Date. This Plan shall be effective as of the date of its approval by the shareholders of the Holding Company.

     9.08 Term of Plan.  This Plan shall  remain in effect  until the earlier of
(1) 21 years from the effective date of its adoption, (2) termination by the Board, or (3) the distribution of all assets of the Trust. Termination of the Plan shall not affect any Plan Share Awards previously granted, and such Awards shall remain valid and in effect until they have been earned and paid, or by their terms expire or are forfeited.

     9.09 Tax Status of Trust. It is intended that the trust established hereby be treated as a grantor trust of the Association under the provisions of Section 671, et seq., of the Internal Revenue Code of 1986, as amended.

     9.10. Compensation. The Trustee shall be entitled to receive fair and reasonable compensation for its services hereunder, as agreed to by the Trustee and the Association, and shall also be entitled to be reimbursed for all reasonable out-of-pocket expenses, including, but not by way of limitation, legal, actuarial and accounting expenses and all costs and expenses incurred in prosecuting or defending any action concerning the Plan or the Trust or the rights or responsibilities of any person hereunder, brought by or against the Trustee. Such reasonable compensation and expenses shall be paid by the Association or the Holding Company.

     9.11. Resignation of Trustee. The Trustee may resign at any time by giving sixty (60) calendar days' prior written notice to the Association, and the Trustee may be removed, with or without cause, by the Association on sixty (60) calendar days' prior written notice to the Trustee. Such prior written notice may be waived by the party entitled to receive it. Upon any such resignation or removal becoming effective, the Trustee shall render to the Association a written account of its administration of the Plan and the Trust for the period since the last written accounting and shall do all necessary acts to transfer the assets of the Trust to the successor Trustee or Trustees.

                                REVOCABLE PROXY

                       CITY SAVINGS FINANCIAL CORPORATION

                         Annual Meeting of Shareholders
                                October 23, 2002

|X|  PLEASE MARK VOTES AS IN THIS EXAMPLE

     The undersigned hereby appoints Debra L. Moffitt and James E. Drader, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of City Savings Financial Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Corporation's principal office, 2000 Franklin Street, Michigan City, Indiana, on Wednesday, October 23, 2002, at 1:30 p.m., and at any and all adjournments thereof, as follows:

1. The election as directors of
   all nominees listed below
   (except as marked to the
   contrary):                        |_| FOR   |_| WITHHOLD   |_| FOR ALL EXCEPT

                    Bruce W. Steinke       Thomas F. Swirski
                           (each for a one-year term)

                     George L. Koehm       Mark T. Savinski
                           (each for a two-year term)

                                 Richard G. Cook
                             (for a three-year term)


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


           ______________________________________________________


2. Approval and Ratification of
   the City Savings Financial
   Corporation Stock Option Plan.       |_| FOR   |_| AGAINST   |_| ABSTAIN

3. Approval and Ratification of
   the Michigan City Savings and
   Loan Association Recognition
   and Retention Plan and Trust.        |_| FOR   |_| AGAINST   |_| ABSTAIN

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

The Board of Directors recommends a vote "FOR" each of the listed propositions.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

This  Proxy  may be  revoked  at any  time  prior  to the  voting  thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.


Date _____________________           ___________________________________________
                                     Stockholder sign above

                                     ___________________________________________
                                     Co-holder (if any) sign above

--------------------------------------------------------------------------------

   Detach above card, sign, date and mail in postage-paid envelope provided.

                       CITY SAVINGS FINANCIAL CORPORATION

The above signed acknowledges receipt from City Savings Financial Corporation, prior to the execution of this Proxy, of a Notice of the Meeting, a Proxy Statement and an Annual Report to Shareholders.

Please sign as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

            PLEASE PROMPTLY SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

________________________________________

________________________________________

________________________________________